Travelers
Corporate
Loan Fund Inc.

                                   [GRAPHIC]

Travelers Corporate
Loan Fund Inc.

[PHOTO OF HEEATH B. MCLENDON]     [PHOTO OF GLENN N. MARCHAK]
HEATH B.                          GLENN N.
MCLENDON                          MARCHAK

Chairman                          Vice President and
                                  Investment Officer


Dear Shareholder:

We are pleased to provide you with the fiscal first quarter report for the period ended December 31, 1999 for the Travelers Corporate Loan Fund Inc. ("Fund"). We hope you find the report useful and informative. During the reporting period, the Fund distributed income dividends totaling $0.40 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's net asset value per share ("NAV") at December 31, 1999 and the New York Stock Exchange ("NYSE") closing price at December 31, 1999./1/

           Price                   Annualized               Three-Month
         Per Share             Distribution Rate/2/         Total Return
         ---------             --------------------         ------------
      $15.11 (NAV)                    7.62%                    2.55%
      $14.063 (NYSE)                  8.19%                    0.86%

As a result of portfolio operations, the Fund earned a surplus of $950,000 over what was paid to investors during the preceding twelve-month period. Consequently the Fund's Board of Directors elected to distribute special income dividend of $0.113 per share and a short-term capital gain of $0.0269. This brought our total distributions for calendar year 1999 to $1.20 per share.

--------------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund, plus all other assets. This result (total net assets) is divided by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investor buys or sells shares of the Fund is its market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value and assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in the report. This annualized distribution rate assumes a current monthly income dividend rate of $0.096 for twelve months. This rate is as of January 31, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your fund investment. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Travelers Corporate Loan Inc.                                                  1

The table below shows the total distribution, including the special dividends and short-term capital gains, for calendar year 1999 based on the Fund's NAV at December 31, 1999 and the NYSE closing price at December 31, 1999:

          Price                     Annual
        Per Share                Distribution
        ---------                ------------

      $15.11 (NAV)                   7.94%
      $14.063 (NYSE)                 8.53%

Based on data provided by Lipper Inc., a major fund-tracking organization, the Fund had the highest cumulative total return for the calendar year 1999 of all the funds in the Loan Participation Fund category. Cumulative total return is based on distributed earnings plus the change in NAV.

Portfolio Review

Consistent with our original strategy, the Fund's portfolio is made up entirely of floating or variable rate collateralized senior loans of U.S. issuers. We are pleased to report that the loans in the portfolio continue to perform well. As of December 31, 1999, the Fund had total net assets of $147.8 million which had an average rating of "Ba3". During the reporting period, the Fund's portfolio was invested in twenty-three industries with the largest industry concentration of 11.7% in the telecommunications industry. We have made loans to 49 issuers.

We continue to maintain a comfortable margin over our NAV at the inception of the Fund of $15.00 per share. An important management policy of the Fund is that its NAV has been calculated to date on a "mark-to-market" basis using current market prices for each loan in the Fund as determined weekly by a third party pricing service.

Several of the trends in the financial markets that, on a relative basis, tend to positively effect the stock price of funds in the corporate loan asset class continued from the last quarter into the current quarter. Those trends include a general expectation for higher interest rates and ongoing investor uncertainty in the high-yield bond market. However, the high rates of return earned by stocks during the past several months would typically tend to draw investors out of corporate loans and into stocks. In our opinion, general investor bullishness on the future return potential of stocks may be one of the most potent factors negatively affecting the stock price of closed-end corporate loan funds along with other types of income-oriented securities.

In our opinion, the price of corporate loan funds in general has also been affected by recent scrutiny by the Securities and Exchange Commission ("SEC") of how corporate loan portfolios are priced. The SEC has recently called into question the application of the "fair value" valuation methodology employed by some corporate loan funds. The SEC appears to be suggesting that

--------------------------------------------------------------------------------
2                                         1999 Quarterly Report to Shareholders
funds should use a valuation methodology more in line with the "mark-to-market" method. As noted earlier the Fund already employs this "mark-to-market" technique.

The Federal Reserve Board ("Fed") increased short-term interest rates on November 16, 1999 by 25 basis points. This was the third 25 basis point increase in a series of rate increases by the Fed, the first of which was on June 30 and the second on August 24, 1999.3 As interest earned on the loans in the portfolio are based on the London Inter Bank Offered Rate ("LIBOR")4, a short-term interest benchmark, the Fed's rate increase should improve the return on the Fund's portfolio, all things being equal. (Of course, no guarantees can be made that this will occur.) Since the loans in the portfolio have varying interest rate reset dates, it may take some time for the full effect of any rate increase to completely work its way into the portfolio.

Investment Strategy

The Fund's investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund seeks to achieve its objective by investing primarily in a professionally managed portfolio of floating or variable rate collateralized senior loans. Unlike fixed-rate investments, the interest rate on these collateralized loans will periodically adjust in response to changes in short-term interest rates. These rate adjustments should provide investors with higher income during periods of rising interest rates and lower income during periods of declining interest rates.

Our investment strategy remains consistent with prior reporting periods. Our focus on finding the highest quality assets at reasonable prices is the core principle of our investment strategy. And while we are comfortable with the level of diversification in the Fund's portfolio, we continue to look to improve the Fund's diversification at the margin. As default rates have increased and the financial markets have continued to be somewhat volatile, we are still extremely selective about the assets we are adding to the portfolio.

At the same time, we continue to monitor our existing holdings in an attempt to identify negative trends in advance of any potential credit problems. Moreover, we seek to ensure that changing economic and financial market factors do not result in an unacceptably high level of vulnerability for any of the corporate loans held in the portfolio.


-------------
3 On Wednesday, February 2, 2000 after this letter was written, the Fed raised interest rates 0.25% to 5.75%.
4 LIBOR is the rate the most creditworthy international banks dealing in euro charge each other for large loans.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund, Inc.                                           3

There continues to be a large number of loans in the portfolio that are prepaying or being refinanced earlier than we would typically expect. We have been able to quickly replace a large portion of this portfolio runoff. However, we do expect asset levels to be a bit more volatile in the near term as we search for new loans to replace those that we anticipate will runoff.

Our goal in the Fund remains constant: work hard to optimize the Fund's diversification and target opportunities while operating within the parameters of our high credit standards. We look to bring our shareholders the best combination of quality and price in the assets we purchase to achieve the best risk-adjusted returns available in the corporate loan assets class.

Corporate Loan Market Update and Outlook

The corporate loan market is generally suffering from limited supply at this time. Several factors have led to this condition. First, there continues to be new capital being invested in corporate loans. Second, there has been more portfolio runoff in the last several months than would typically be expected. Third, new corporate loan issuance in late 1999 slowed sharply largely as a result of Y2K concerns.

Due to these conditions, corporate loan fund portfolio managers tend to be underinvested. In response, portfolio managers have bid up the prices of loans in the secondary market as they attempt to fill up their portfolios. Correspondingly, competition for new loan transactions that are well structured intensified during the reporting period. As a result of this heated competition, there has been downward pressure on credit spreads. We expect that credit spreads will continue to soften in the near future until new loan issuance catches up with new money entering the market and loan runoff subsides.

On the positive side, since the end of 1999, the quantity of new loans offered to the market has improved. This is not surprising as Y2K concerns have receded. Additionally, the Fed has increased short-term interest rates three times and the general expectation in the financial markets is that interest rates will continue to rise. An increase in short term interest rates would typically mitigate the negative affects of tightening in credit spreads.

While there is significant competition in the market for new loan issuance, investors have continued to generally hold the line on credit standards. In our view, this trend bodes well for future transactions under evaluation.

Economic Outlook

Looking back at the beginning of 1999, the near collapse of the Asian economies in late 1998 was on everyone's mind and few investment professionals would have predicted the type of economic growth that actually occurred in 1999. The U.S. economy has continued its strong pace through the

--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders
fourth quarter of 1999 and into 2000. If the economy continues to grow through February, we will have experienced the longest economic expansion in U.S. history. U.S. consumer confidence is high and continues to grow. In fact, consumers enjoyed one of their best Christmas's ever buoyed by a strong employment market and a renewal of strength in stock prices. Yet all of this growth has still not produced inflation problems in the U.S. with inflation continuing to be well behaved. Growth has also continued to pick up in the rest of the world.

In our opinion, there are no clouds currently on the horizon that are likely to slow the U.S. economy enough in the near term to keep the Fed from raising short-term rates in the first half of 2000. Concerns over potential Y2K computer problems had kept the Fed from being more aggressive in increasing rates earlier and also led them to provide significant liquidity to the financial system. While higher interest rates going forward should slow the housing sector, the tight employment market, strong stock market and high consumer confidence should mitigate the drag that higher interest rates would normally have.

Outside the United States, most economies are at early stages of recovery with no constraints on growth on the horizon for 2000. As a result, many manufacturing sectors of the U.S. economy are improving from a relatively weak year due to the negative effects of the 1998 Asian crisis.

As a result of the strength of the U.S. economy and the widely held belief that the Fed will increase interest rates, the market is now pricing in a 75 basis point increase in the federal funds rate by July. In our view, the most likely scenario is a slow rise in rates as the Fed continues the path it took in 1999 until employment growth starts to slow. This is likely to be the case as long as inflation remains under control. The risks to our expectations are on the side of substantially higher interest rates. If wage growth or the consumer price index accelerates, there will be concerns that the Fed has been slow to cut off inflationary pressures. This in turn will lead to a steeper yield curve and sharper short-term rate increases until the markets are comfortable that inflation is under control.

Another risk comes from the U.S. dollar. The growing U.S. trade deficit was essential to pulling the world economies through the Asian crisis and even now helps to balance the U.S. labor shortage with the excess labor capacity in most of the rest of the world.

However, the trade deficit requires financing and if investors get nervous for some reason, the dollar could weaken substantially which would ultimately lead to more inflationary pressures in the U.S. All U.S. markets would also be weak under that scenario if foreigners started selling U.S. securities.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             5

Thank you for investing in the Travelers Corporate Loan Fund Inc. We look forward to seeking to achieve our objectives of maximizing current income consistent with prudent efforts to preserve capital. We will seek the best risk adjusted returns available from corporate loans and work to provide you with a stable, long-term investment with potentially favorable real rates of return.

Sincerely,

/s/ Heath B. McLendon                    /s/ Glenn N. Marchak

Heath B. McLendon                        Glenn N. Marchak
Chairman                                 Vice President and
                                         Investment Officer
January 15, 2000

--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1999
--------------------------------------------------------------------------------

 FACE                                                       LOAN   STATED
AMOUNT                  SECURITY                            TYPE  MATURITY      VALUE*
========================================================================================
Senior Collateralized Loans -- 97.8%
Aerospace/Defense -- 4.7%
$7,387,451   DeCrane Aircraft Holdings, Inc.               Term B  9/30/05   $ 7,405,920
 2,500,000   DeCrane Aircraft Holdings, Inc.               Term D 12/24/06     2,500,000
----------------------------------------------------------------------------------------
                                                                               9,905,920
----------------------------------------------------------------------------------------
Automotive -- 7.4%
 5,000,000   American Axle & Manufacturing Holdings, Inc.  Term B  4/30/06     4,987,500
 3,750,000   Dura Automotive Systems                       Term B   3/3/06     3,747,750
 1,973,684   JL French Automotive                          Term B 10/21/06     1,978,618
 4,950,000   Stoneridge Inc.                               Term B 12/31/05     4,947,030
----------------------------------------------------------------------------------------
                                                                              15,660,898
----------------------------------------------------------------------------------------
Building Materials -- 3.1%
 1,496,053   Better Materials and Aggregates               Term B  9/30/07     1,495,155
 2,000,000   Hanley-Wood, LLC                              Term B  9/21/07     1,998,800
 3,000,000   Trussway Holdings Inc.                        Term B 12/31/06     2,994,300
----------------------------------------------------------------------------------------
                                                                               6,488,255
----------------------------------------------------------------------------------------
Chemicals -- 6.8%
 3,000,000   Georgia Gulf Corp.                            Term B  11/1/06     3,015,000
 1,500,000   Huntsman ICI Chemical LLC                     Term B  5/18/07     1,506,600
 1,500,000   Huntsman ICI Chemical LLC                     Term C  5/18/08     1,506,600
 5,192,017   Lyondell Petrochemical Co.                    Term B  6/30/05     5,247,053
 2,977,500   Lyondell Petrochemical Co.                    Term E  5/17/06     3,048,365
----------------------------------------------------------------------------------------
                                                                              14,323,618
----------------------------------------------------------------------------------------
Construction Machinery -- 1.4%
 3,000,000   United Rentals                                Term C  6/30/06     2,985,000
----------------------------------------------------------------------------------------
Consumer Products -- 4.7%
   950,000   American Safety Razor                         Term B  4/30/07       948,860
 2,855,031   Doane Pet Care Co.                            Term B 11/12/05     2,858,744
 3,084,967   Doane Pet Care Co.                            Term C 11/12/06     3,088,978
 1,995,000   Holmes Product Corp.                          Term B   2/5/07     1,997,594
 1,000,000   Shop Vac Corp.                                Term B   7/9/07     1,000,000
----------------------------------------------------------------------------------------
                                                                               9,894,176
----------------------------------------------------------------------------------------
Entertainment -- 2.6%
 3,500,000   Six Flags Theme Parks Inc.                    Term B  11/5/05     3,502,100
    80,000   Washington Football Group, Inc.               Term A 10/29/04        80,200
 1,920,000   Washington Football Inc.                      Term C 10/29/04     1,924,800
----------------------------------------------------------------------------------------
                                                                               5,507,100
----------------------------------------------------------------------------------------
Food -- 2.5%
 3,990,000   Aurora Foods Inc.                             Term C  6/28/07     3,965,262
 1,329,950   New World Pasta Co.                           Term B  1/28/06     1,331,679
----------------------------------------------------------------------------------------
                                                                               5,296,941
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1999
--------------------------------------------------------------------------------

 FACE                                                       LOAN   STATED
AMOUNT                  SECURITY                            TYPE  MATURITY      VALUE*
========================================================================================
Health Care -- 4.6%
$3,500,000   Oxford Health Plans, Inc.                     Term B  5/13/03   $ 3,497,900
 6,145,547   Stryker Corporation                           Term B  12/4/05     6,157,224
----------------------------------------------------------------------------------------
                                                                               9,655,124
----------------------------------------------------------------------------------------
Gaming -- 1.4%
 2,992,500   Horseshoe Gaming Holding Corp.                Term B   3/1/07     2,992,500
----------------------------------------------------------------------------------------
Independent Energy -- 4.7%
10,000,000   Heating Oil Partners                          Term    9/30/03     9,975,000
----------------------------------------------------------------------------------------
Industrial - Other -- 8.0%
 2,684,062   General Cable Corp.                           Term B  5/28/07     2,684,063
 1,492,500   Mueller Group Inc.                            Term B  8/12/06     1,492,500
 1,492,500   Mueller Group Inc.                            Term C  8/12/07     1,492,500
 4,736,852   SPX Corp.                                     Term A  10/6/04     4,734,010
 3,608,333   SPX Corp.                                     Term B  9/30/06     3,628,540
 2,985,000   Western Industries Inc.                       Term B  6/23/06     2,983,209
----------------------------------------------------------------------------------------
                                                                              17,014,822
----------------------------------------------------------------------------------------
Lodging -- 1.4%
 3,000,000   Starwood Hotels and Resorts                   IRN     2/23/03     2,972,700
----------------------------------------------------------------------------------------
Media - Cable -- 3.8%
 5,000,000   Charter Communications Operating LLC          Term B  3/18/08     5,006,500
 2,000,000   Classic Cable Inc.                            Term B  1/31/08     2,000,000
 1,000,000   Classic Cable Inc.                            Term C  1/31/08     1,001,300
----------------------------------------------------------------------------------------
                                                                               8,007,800
----------------------------------------------------------------------------------------
Media - Non-Cable -- 11.5%
 4,862,878   21st Century Newspapers                       Term B  9/15/05     4,859,961
 4,500,000   American Media Operations                     Term B   4/1/07     4,502,700
 3,000,000   Corus Entertainment Inc.                      Term B  9/30/07     2,994,300
 5,000,000   Emmis Communications                          Term B  2/28/07     5,000,000
 4,000,000   Susquehanna Media Co.                         Term B  6/30/08     4,010,000
 2,900,000   Ziff-Davis Inc.                               Term B  3/31/06     2,905,510
----------------------------------------------------------------------------------------
                                                                              24,272,471
----------------------------------------------------------------------------------------
Metals -- 2.3%
 4,974,571   Ucar International Inc.                       Term B 12/31/01     4,977,556
----------------------------------------------------------------------------------------
Other - Energy -- 1.4%
 3,000,000   Transmontaigne Inc.                           Term     7/1/06     2,988,900
----------------------------------------------------------------------------------------
Other - Financial Institutions -- 4.1%
 2,000,000   Bridge Information Systems                 Multi-Draw 5/29/03     1,980,000
 3,740,625   Bridge Information Systems                    Term B  5/29/05     3,700,974
 3,000,000   Outsourcing Solutions                         Term B  6/15/06     2,988,900
----------------------------------------------------------------------------------------
                                                                               8,669,874
----------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 1999
--------------------------------------------------------------------------------

 FACE                                                       LOAN   STATED
AMOUNT                  SECURITY                            TYPE  MATURITY      VALUE*
========================================================================================
Packaging -- 1.4%
$2,984,924   Graham Packaging Co.                          Term D  1/31/07   $ 2,983,134
----------------------------------------------------------------------------------------
Paper -- 2.9%
 1,277,777   Jefferson Smurfit Co.                         Term B  3/24/06     1,280,205
 2,414,256   Packaging Corp. of America                    Term B   4/1/07     2,424,879
 2,414,256   Packaging Corp. of America                    Term C   4/1/08     2,424,879
----------------------------------------------------------------------------------------
                                                                               6,129,963
----------------------------------------------------------------------------------------
Pharmaceuticals -- 4.9%
10,395,000   King Pharmaceuticals, Inc.                    Term B 12/28/06    10,420,988
----------------------------------------------------------------------------------------
Telecommunications -- 11.7%
 4,950,000   Centennial Cellular Operating Co.             Term B  5/31/07     4,971,780
 4,950,000   Centennial Cellular Operating Co.             Term C 11/30/07     4,971,780
 3,750,000   Nextel Finance Corp.                          Term B  6/30/08     3,794,625
 3,750,000   Nextel Finance Corp.                          Term C 12/31/08     3,794,625
 7,333,102   Superior TeleCom Inc.                         Term B 11/27/05     7,314,770
----------------------------------------------------------------------------------------
                                                                              24,847,580
----------------------------------------------------------------------------------------
Waste Management -- 0.5%
 1,000,000   Stericycle, Inc.                              Term B 11/10/06     1,003,100
========================================================================================
             TOTAL SENIOR COLLATERALIZED LOANS
             (Cost -- $206,357,227)                                          206,973,420
========================================================================================
SHORT-TERM INVESTMENTS -- 2.2%
Time Deposit -- 2.2%
 1,750,000   Household Finance, 4.000% due 1/3/00                              1,749,611
 2,900,000   SBC Communications, 6.300% due 1/10/00                            2,895,433
========================================================================================
             TOTAL SHORT-TERM INVESTMENTS
             (Cost -- $4,645,044)                                              4,645,044
========================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $211,002,271**)                                       $211,618,464
========================================================================================

* Market value is determined using current market prices which are supplied weekly by an independent third party pricing service.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     Abbreviations used in this schedule:
     ------------------------------------
     IRN         -- Increasing Rate Note
     Multi Draw  -- Multi Draw Term Loan
     Term        -- Term Loan
     Term A      -- Term Loan A
     Term B      -- Term Loan B
     Term C      -- Term Loan C
     Term D      -- Term Loan D
     Term E      -- Term Loan E

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                             9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $211,002,271)                    $ 211,618,464
  Cash                                                                  109,465
  Dividends and interest receivable                                   1,245,823
--------------------------------------------------------------------------------
  Total Assets                                                      212,973,752
--------------------------------------------------------------------------------

LIABILITIES:
  Notes payable                                                      63,700,000
  Dividends payable                                                     956,455
  Management fees payable                                               171,148
  Interest payable                                                      117,052
  Other liabilities                                                       9,363
  Accrued expenses                                                      242,236
--------------------------------------------------------------------------------
  Total Liabilities                                                  65,196,254
--------------------------------------------------------------------------------
Total Net Assets                                                   $147,777,498
================================================================================

NET ASSETS:
  Par value of capital shares                                           $ 9,782
  Capital paid in excess of par value                               146,297,239
  Undistributed net investment income                                   859,386
  Accumulated net realized loss from security transactions               (5,102)
  Net unrealized appreciation of investments                            616,193
--------------------------------------------------------------------------------
Total Net Assets                                                   $147,777,498
================================================================================
Shares Outstanding                                                    9,781,667
--------------------------------------------------------------------------------
Net Asset Value                                                          $15.11
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1999

INVESTMENT INCOME:
  Interest                                                          $ 5,026,216
  Less: Interest expense                                             (1,070,905)
--------------------------------------------------------------------------------
  Total Investment Income                                             3,955,311
--------------------------------------------------------------------------------

EXPENSES:
  Management fees (Note 2)                                              574,382
  Audit and legal                                                        25,205
  Directors' fees                                                        11,847
  Shareholder communications                                              7,587
  Shareholder and system servicing fees                                   2,845
  Custody                                                                   504
  Other                                                                   5,377
--------------------------------------------------------------------------------
  Total Expenses                                                        627,747
--------------------------------------------------------------------------------
Net Investment Income                                                 3,327,564
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              49,340,169
    Cost of securities sold                                          49,303,263
--------------------------------------------------------------------------------
  Net Realized Gain                                                      36,906
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                                 565,557
    End of period                                                       616,193
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                50,636
--------------------------------------------------------------------------------
Net Gain on Investments                                                  87,542
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $ 3,415,106
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1999 (unaudited) and the Period Ended September 30, 1999

                                                                           December 31         September 30(a)
==============================================================================================================
OPERATIONS:
  Net investment income                                                  $   3,327,564           $   9,436,402
  Net realized gain                                                             36,906                 221,119
  Increase in net unrealized appreciation                                       50,636                 565,557
--------------------------------------------------------------------------------------------------------------
  Increase in Net Assets from Operations                                     3,415,106              10,223,078
--------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                                     (3,922,448)             (8,175,111)
  Net realized gain                                                           (263,127)                     --
--------------------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders                 (4,185,575)             (8,175,111)
--------------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 6):
  Proceeds from sale of shares (net of $225,000 offering costs)                     --             146,500,000
  Cost of shares reacquired                                                         --                      --
--------------------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                               --             146,500,000
--------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                             (770,469)            148,547,967

NET ASSETS:
  Beginning of period                                                      148,547,967                      --
--------------------------------------------------------------------------------------------------------------
  End of period*                                                         $ 147,777,498           $ 148,547,967
==============================================================================================================
* Includes undistributed net investment income of:                       $     859,386           $   1,454,270
==============================================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Cash Flows (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 1999

CASH FLOWS PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
  Interest and dividends received                               $  4,925,290
  Operating expenses paid                                           (621,563)
  Interest paid on bank loans                                     (1,104,496)
  Net short-term purchases                                        (3,608,850)
  Purchases of portfolio securities                              (41,496,250)
  Proceeds from disposition of long-term securities               49,340,169
----------------------------------------------------------------------------
  Net Cash Provided By Operating and Investing Activities          7,434,300
----------------------------------------------------------------------------

CASH FLOWS USED BY FINANCING ACTIVITIES:
  Net borrowings under line-of-credit agreement                   (3,300,000)
  Cash dividends paid on Common Stock                             (3,657,128)
----------------------------------------------------------------------------
  Net Cash Flows Used By Financing Activities                     (6,957,128)
----------------------------------------------------------------------------

NET INCREASE IN CASH                                                 477,172
Cash, Beginning of Period                                           (367,707)
----------------------------------------------------------------------------
Cash, End of Period                                             $    109,465
============================================================================


RECONCILIATION OF INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FLOWS PROVIDED BY
OPERATING AND INVESTING ACTIVITIES:

  Increase in Net Assets from Operations                        $  3,415,106
----------------------------------------------------------------------------
  Amortization of discount on securities                              36,194
  Decrease in investments, at value                                3,949,937
  Decrease in other assets                                             7,930
  Decrease in interest payable for money borrowed                    (33,591)
  Decrease in dividends and interest receivable                       52,540
  Increase in accrued expenses                                         6,184
----------------------------------------------------------------------------
  Total Adjustments                                                4,019,194
----------------------------------------------------------------------------
Net Cash Flows Provided By Operating and Investing Activities   $  7,434,300
============================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Travelers Corporate Loan Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and ask prices;
(c) securities, excluding senior collateralized loans, for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss amounting to $192,979 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (j) collateralized senior loans will be valued at readily ascertainable market values and in the absence of these market values the loans are valued at fair value. Fair value is determined in accordance with guidelines established by the Fund's Board of Directors. In valuing a loan, SSB Citi Fund Management LLC ("SSBC"), the Fund's investment adviser, with the assistance of the Travelers Asset Management International Corporation ("TAMIC"), the sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan;
(3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and

--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

conditions; SSBC may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. However, because the secondary market has not yet fully developed, SSBC will not rely solely on such prices or quotations.

Facility fees, incurred by the Fund on loan agreements, are amortized over the term of the loan.

2. Management Agreement and Transactions with Affiliated Persons

SSBC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a wholly-owned subsidiary of Citigroup, Inc. ("Citigroup") acts as investment adviser for the Fund. The Fund pays SSBC a management fee for its investment advisory and administration services calculated at an annual rate of 1.05% of the average weekly assets. This fee is calculated weekly and paid monthly.

SSBC has entered into a sub-investment advisory agreement with TAMIC, another wholly-owned indirect subsidiary of Citigroup. Pursuant to a sub-advisory agreement, TAMIC is responsible for certain investment decisions related to the Fund. SSBC pays TAMIC a fee of 0.50% of the value of the Fund's average weekly assets for the services TAMIC provides as sub-adviser. This fee is calculated weekly and paid monthly.

All officers and one Director of the Fund are employees of either Salomon Smith Barney Inc. ("SSB"), another subsidiary of Citigroup or its affiliates.

3. Investments

During the three months ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $41,496,250
--------------------------------------------------------------------------------
Sales                                                               49,340,169
================================================================================

At December 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                        $ 788,009
Gross unrealized depreciation                                         (171,816)
================================================================================
Net unrealized appreciation                                          $ 616,193
================================================================================

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Commitments

The Fund has entered into a 364 day revolving credit agreement and a three year revolving credit agreement to borrow up to an aggregate of $73.5 million from a syndicate of major financial institutions. The 364 day revolving credit agreement matures on January 30, 2001 and the three year revolving credit agreement matures on February 1, 2002. Borrowing rates under both of these agreements are based on a fixed spread over LIBOR or the Prime Rate. The Fund pays a facility fee quarterly at 0.10% and 0.15% per annum for the 364 day and three year revolving credit agreements, respectively. The amount of aggregate borrowings outstanding at December 31, 1999 was $63.7 million at a weighted average interest rate of 6.17%, which represented 30.12% of net assets plus borrowings. Average aggregate borrowings for the three months ended December 31, 1999, were $69,061,878 and the average annualized interest rate was 6.21%.

5. Offering Costs

Offering costs of $607,394 were incurred at the inception of the Fund. Of this amount, $382,394 was paid by SSBC. The balance of $225,000 was paid by the Fund.

6. Capital Shares

At December 31, 1999, the Fund had 150,000,000 shares of capital stock authorized, ("Common Stock") with a par value of $0.001 per share.

Transactions in shares of each class were as follows:

                                               Three Months Ended              Period Ended
                                                December 31, 1999          September 30, 1999(a)
                                              --------------------       -------------------------
                                                 Shares   Amount          Shares           Amount
====================================================================================================
Shares sold (net of $225,000 offering costs)       --       --          9,781,667       $146,500,000
Shares reacquired                                  --       --                 --                 --
----------------------------------------------------------------------------------------------------
Net Increase                                       --       --          9,781,667       $146,500,000
====================================================================================================

(a) For the period from November 20, 1998 (commencement of operations) to September 30, 1999.

--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout the three months ended December 31, 1999 (unaudited) and the period ended September 30, 1999:

                                                December 31      September 30(1)
================================================================================
Net Asset Value, Beginning of Period               $15.19            $15.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income                             0.34              0.97
   Net realized and unrealized gain                  0.01              0.09
--------------------------------------------------------------------------------
Total Income From Operations                         0.35              1.06
--------------------------------------------------------------------------------
Offering Costs on Issuance of Common Stock             --             (0.02)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.40)            (0.85)
   Net realized gains                               (0.03)               --
--------------------------------------------------------------------------------
Total Distributions                                 (0.43)            (0.85)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                     $15.11            $15.19
--------------------------------------------------------------------------------
Total Return, Based on Market Value++                0.86%             1.68%
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value++             2.55%             7.45%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $147,777          $148,548
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Net investment income                             8.90%             7.48%
   Interest expense                                  2.86              1.68
   Organization expense                                --              0.24
   Other expenses                                    1.68              1.63
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                20%               53%
--------------------------------------------------------------------------------
Market Value, End of Period                       $14.063           $14.375
================================================================================
(1)  For the period from November 20, 1998 to September 30, 1999.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by PFPC Global Fund Services, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund's shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-800-331-1710. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder's shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's

--------------------------------------------------------------------------------
Travelers Corporate Loan Fund Inc.                                            19

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors' prior written consent, on at least 30 days' prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

--------------------------------------------------------------------------------
20                                         1999 Quarterly Report to Shareholders

Directors
Allan J. Bloostein
Martin Brody
Dwight Crane
Robert Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Glenn N. Marchak
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser
SSB Citi Fund Management LLC

Sub-Investment Adviser
Travelers Asset Management
International Corporation

Custodian
PNC Bank, N.A.

Transfer Agent
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030



This report is intended only for shareholders of Travelers Corporate Loan Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.



Travelers Corporate
Loan Fund Inc.
388 Greenwich Street
New York, New York 10013


FD01804 2/00